UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
TopBuild Corp.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The definitive additional materials filed herewith are a Notice Regarding the Availability of Proxy Materials for the TopBuild Corp. Annual Meeting of Stockholders scheduled to be held on May 2, 2022.

Your Vote Counts! TOPBUILD CORP. 2022 Annual Meeting Vote by May 1, 2022 11:59 PM ET TOPBUILD CORP. 475 NORTH WILLIAMSON BOULEVARD DAYTONA BEACH, FL 32114 D71998-P66849 You invested in TOPBUILD CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 2, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 18, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 2, 2022 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/BLD2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items Year D71999-P66849 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 1a. Alec C. Covington For 1b. Ernesto Bautista, III For 1c. Robert M. Buck For 1d. Joseph S. Cantie For 1e. Tina M. Donikowski For 1f. Mark A. Petrarca For 1g. Nancy M. Taylor For 2. To ratify the Company’s appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022. For 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers. For 4. To approve, on an advisory basis, the frequency for future advisory votes to approve the compensation of the Company’s named executive officers. Every NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. The proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted “FOR” the election of the nominees for Director named in proposal 1 in the proxy card, “FOR” proposals 2 and 3, and “EVERY YEAR” for proposal 4.

TopBuild

TOPBUILD CORP
475 NORTH WILLIAMSON BOULEVARD
DAYTONA BEACH, FL 32114

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BLD2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D71995-P66849

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TOPBUILD CORP.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:

	For	Against	Abstain
1a. Alec C. Covington	☐	☐	☐
1b. Ernesto Bautista, III	☐	☐	☐
1c. Robert M. Buck	☐	☐	☐
1d. Joseph S. Cantie	☐	☐	☐
1e. Tina M. Donikowski	☐	☐	☐
1f. Mark A. Petrarca	☐	☐	☐
1g. Nancy M. Taylor	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3:	For	Against	Abstain
2. To ratify the Company's appointment of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2022.	☐	☐	☐
3. To approve, on an advisory basis, the compensation of the Company's named executive officers.	☐	☐	☐

The Board of Directors recommends you vote EVERY YEAR for proposal 4:	Every Year	Every 2 Years	Every 3 Years
4. To approve, on an advisory basis, the frequency for future advisory votes to approve the compensation of the Company's named executive officers.	☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the election of the nominees for Director named in proposal 1 in this proxy card, "FOR" proposals 2 and 3, and "EVERY YEAR" for proposal 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D71996-P66849 PROXY TOPBUILD CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Luis F. Machado and Robert Buck as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of the Common Stock of TopBuild Corp. held of record by the undersigned on March 3, 2022 at the Annual Meeting of Shareholders to be held on May 2, 2022 and any adjournment or postponements thereof. The shares represented by this proxy, when properly executed and returned, will be voted as directed herein. IF THIS PROXY IS DULY EXECUTED AND RETURNED, AND NO VOTING DIRECTIONS ARE GIVEN HEREIN, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1 IN THIS PROXY CARD, “FOR” PROPOSALS 2 AND 3, AND “EVERY YEAR” FOR PROPOSAL 4. The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid Annual Meeting of Shareholders. Continued and to be signed on reverse side